                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                       FOUR CORNERS FINANCIAL CORPORATION
                                (Name of Issuer)

                       FOUR CORNERS FINANCIAL CORPORATION
                              Frank B. Iacovangelo
                             Bernard J. Iacovangelo
                             Anthony M. Iacovangelo
                           Wegman Building Associates
                      (Name of Person(s) Filing Statement)

                          Common Stock, $.04 Par Value
                         (Title of Class of Securities)

                                   350836102
                                 (CUSIP Number)

                           Richard B. Sullivan, Esq.
                             Chamberlain, D'Amanda,
                            Oppenheimer & Greenfield
                            1600 Crossroads Building
                                Two State Street
                           Rochester, New York 14614
                                 (716) 232-3730

     (Name, Address and Telephone of Persons Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

         This statement is filed in connection with (check the appropriate box):
         a. /x/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14-C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

         b. / / The filing of a registration statement under the Securities Act of 1933.

         c. / / A tender offer.

         d. / / None of the above.

         Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: / /

                        CALCULATION OF REGISTRATION FEE


Transaction Valuation*                              Amount of Filing Fee
----------------------                              --------------------

        $4232                                               $.85



*Determined by a) multiplying the per fractional share cash payment of $12.00 times each fraction of a share resulting from the 1 for 100 Reverse Stock Split paid to fractional shareholders in lieu of the issuance of fractional shares ($2,532); and b) by adding the amount of the indebtedness owed to shareholders owning fractional shares as the result of the 1 for 4 reverse stock split of July 31, 1992, together with simple interest thereon at the rate of 10 percent per annum ($1,700).


/x/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


Amount Previously Paid:   $.85

Form or Registration Number:  13E-3

Filing Party:  Four Corners Financial Corporation

Date Filed:  July 28, 1998


This Rule 13E-3 Transaction Statement is being filed by Four Corners Financial Corporation (the "Company"), Frank B. Iacovangelo, Bernard J. Iacovangelo, Anthony M. Iacovangelo and Wegman Building Associates with respect to the class of equity securities of the Company that is subject to a Rule 13e-3 transaction. The Company is submitting to its stockholders a proposal to approve and adopt a Certificate of Amendment to its Restated Certificate of Incorporation providing (a) for reduction in the number of authorized shares of the Company's common stock, $.04 par value (the "Common Stock") from 15,000,000 authorized shares to 150,000 authorized shares with $4.00 par value; (b) for a 1 for 100 reverse stock split of the Company's Common Stock, and (c) for a cash payment in the amount of $12.00 per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of new common stock to stockholders who, after the reverse stock split, own a fractional share of new common stock. The Company is also submitting to its shareholders a Proposal to pay the indebtedness to certain stockholders resulting from the Company's 1 for 4 reverse stock split on July 31, 1992, together with interest thereon.

The Reverse Stock Split and the Payment Proposal are made upon the terms and subject to the conditions set forth in the Company's Proxy Statement for the Company's Special Meeting of Stockholders scheduled to be held on March 26, 1999, a copy of which is filed as an exhibit hereto and is incorporated hereby by reference in its entirety.

The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement filed by the Company with the Securities and Exchange Commission on July 28, 1998, (including all exhibits thereto, the "Proxy Statement") of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, a copy of which is attached thereto as Exhibit (d)(1), is hereby expressly incorporated by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                     CROSS REFERENCE SHEET SHOWING LOCATION
                 IN PRELIMINARY PROXY STATEMENT OF INFORMATION
                      REQUIRED BY ITEMS IN SCHEDULE 13E-3

                      Schedule 13E-3
                 Item Number and Caption                                  Location in Proxy Statement
                 -----------------------                                  ---------------------------
Item 1.   Issuer and Class of Security
          Subject to the Transaction

           Item 1(a)                                                Notice and Cover Page of Proxy Statement


           Item 1(b)                                                Cover Page of Proxy Statement; "The Reverse
                                                                    Stock Split - Background."


           Item 1(c)                                                "Market Prices, for Shares of Common Stock,
                                                                    Dividends and Common Stock Information."


           Item 1(d)                                                "Market Prices for Shares of Common Stock;
                                                                    Dividends and Common Stock Information."


           Item 1(e)                                                Not Applicable


           Item 1(f)                                                "The Reverse Stock Split - Fairness" and
                                                                    "Market Prices for Shares of Common Stock;
                                                                    Dividends and Common Stock Information"

Item 2.   Identity and Background

           Items 2(a)-(d)                                           "The Reverse Stock Split - Recommendation of
                                                                    the Board of Directors and Affiliated
                                                                    Shareholders; Directors and Executive Officers
                                                                    of the Company."


           Items 2(e) and (f)                                       Not Applicable


           Item 2(g)                                                "Directors and Executive Officers of the
                                                                    Company."


Item 3.   Past Contracts, Transactions

           Items 3(a)(1) and 3(a)(2)                                Not Applicable


           Item 3(b)                                                " Going Private; Considerations of Alternatives
                                                                    to Reverse Stock Split; The Reverse Stock
                                                                    Split - Background."


Item 4.   Terms of the Transaction

           Item 4(a)                                                "The Reverse Stock Split-Purposes; The Reverse
                                                                    Stock Split-Structure and Payment of Cash
                                                                    Consideration."


           Item 4(b)                                                Not Applicable


Item 5.   Plans or Proposals of the
          Issuer or Affiliate

           Items 5(a)                                               "The Reverse Stock Split - Certain Effects;
                                                                    Plans for the Company After the Reverse Stock
                                                                    Split."

Item 6.   Source and Amounts of
          Funds or Other Consideration

           Items 6(a) and 6(b)                                        "The Reverse Stock Split -  Expenses."


           Item 6(c)                                                  Not Applicable


           Item 6(d)                                                  Not Applicable


Item 7.   Purpose(s), Alternatives,
          Reasons and Effects

           Item 7(a)-7(d)                                             "The Reverse Stock Split - Background; Going
                                                                      Private - Consideration of Alternatives to
                                                                      Reverse Stock Split; The Reverse Stock Split
                                                                      - Purpose; The Reverse Stock Split -
                                                                      Structure and Treatment of Cash
                                                                      Consideration; The Reverse Stock Split -
                                                                      Certain Effects."


Item 8.   Fairness of the Transaction

           Item 8(a)                                                  "The Reverse Stock Split - Fairness; The
                                                                      Reverse Stock Split - Purpose."


           Item 8(b)                                                  "The Reverse Stock Split - Fairness; The
                                                                      Reverse Stock Split - Purpose; The Reverse
                                                                      Stock Split -  Background."


           Item 8(c)                                                  "The Reverse Stock Split - Fairness."


           Item 8(d)                                                  "The Reverse Stock Split - Fairness."


           Item 8(e)                                                  "The Reverse Stock Split - Fairness;
                                                                      Recommendation of the Board of Directors and
                                                                      Affiliated Shareholders."


           Item 8(f)                                                  Not Applicable


Item 9.   Reports, Opinions, Appraisals
          and Certain Negotiations

           Items 9(a) and 9(b)                                        "The Reverse Stock Split - Fairness."


           Item 9(c)                                                  "The Reverse Stock Split - Exhibit B."


Item 10.  Interest in Securities of
          the Issuer

          Items 10(a) and (10(b)                                      "Directors and Executive Officers; Security
                                                                      Ownership of Certain Beneficial Owners and
                                                                      Management."


Item 11.  Contracts, Arrangements or
          Understandings with Respect
          to the Issuer's Securities

           Item 11                                                    Not Applicable


Item 12.  Present Intention and
          Recommendation of Certain
          Persons with Regard to the
          Transaction

          Items 12(a) and 12(b)                                       "The Reverse Stock Split -  Recommendation of
                                                                      the Board of Directors and Affiliated
                                                                      Shareholders."

Item 13.  Other Provisions of the
          Transaction

           Item 13(a)                                                 "The Reverse Stock Split -  Appraisal Rights;
                                                                      The Reverse Stock Split - Certain Effects;
                                                                      Proposal Three."


           Items 13(b)-(c)                                            Not Applicable


Item 14.  Financial Information

           Item 14(a)                                                 "Historical Consolidated Financial
                                                                      Information of the Company."


           Item 14(b)                                                 "Pro Forma Consolidated Financial Information
                                                                      of the Company."


Item 15.  Persons and Assets Employed,
          Retained or Utilized

           Items 15(a) and 15(b)                                      Not Applicable


Item 16.  Additional Information

           Item 16.                                                   Proxy Statement in its Entirety, including
                                                                      Exhibits thereto.


Item 17.  Material to be Filed as
          Exhibits

           Item 17(a)                                                 Not Applicable


           Item 17(b)                                                 Report of Bonadio and Company*


           Item 17(c)                                                 Not Applicable

Item 17(d)                                                            Proxy Statement in its Entirety,
                                                                      including Exhibits thereto.

           Item 17(e)                                                 Not Applicable


           Item 17(f)                                                 Not Applicable


*Filed as Exhibit B to the Proxy Statement


Item 1.                                 Issuer and Class of Security Subject to the Transaction.
                                        --------------------------------------------------------

                     (a)                The name of the issuer is Four Corners Financial Corporation, a Delaware corporation, and the address of its executive offices is 370 East Avenue,
                                        Rochester, New York 14604.


                     (b)                The exact title of the class of equity securities to which this Statement relates is Common Stock, $.01 par value. The information set forth on the
                                        Cover page and under the caption "The Reverse Stock Split - Background" of the
                                        Proxy Statement is incorporated herein by reference.


                     (c)                The information set forth under the caption "Market Prices for Shares of
                                        Common Stock; Dividends and Common Stock Information" of the Proxy Statement
                                        is incorporated herein by reference.


                     (d)                The information set forth under the caption "Market Prices for Shares of
                                        Common Stock; Dividends and Common Stock Information" of the Proxy Statement
                                        is incorporated herein by reference


                     (e)                Not Applicable.


                     (f)                The information set forth under the captions "The Reverse Stock Split -
                                        Fairness" and "Market Prices for Shares of Common Stock; Dividends and Common
                                        Stock Information" of the Proxy Statement is incorporated herein by reference.

Item 2.
Format                                  Identity and Background..
                                        ------------------------

                     (a)-(d) and (g)    This Statement is being filed by Four Corners Financial Corporation, a
                                        Delaware corporation, engaged in the business of providing services and products utilized in commercial and residential real estate transactions, with its executive offices at 370 East Avenue, Rochester, NY 14604, and by
                                        Frank B. Iacovangelo, Bernard J. Iacovangelo, Anthony M. Iacovangelo and
                                        Wegman Building Associates.  The information set forth under the caption
                                        "Directors and Executive Officers" and "Securities Ownership of Certain
                                        Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference


                     (e) and (f)        Each person described under the captions "Directors and Executive Officers"
                                        and "Security Ownership of Certain Beneficial Owners and Management" of the
                                        Proxy Statement is a citizen of the United States and during the last five years no such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and no such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.


Item 3.                                 Past Contacts, Transactions or Negotiations.
                                        --------------------------------------------

                     (a)(1)and          Not Applicable
                     (a)(2)

                     (b)                The information set forth under the captions "The Reverse Stock Split -
                                        Background; Going Private - Considerations of Alternatives to Reverse Stock
                                        Split" of the Proxy Statement is incorporated herein by reference.

Item 4.                                 Terms of the Transaction.
                                        -------------------------

                     (a)                The information set forth under the captions "The Reverse Stock
                                        Split-Purposes; The Reverse Stock Split-Structure and Payment of Cash
                                        Consideration" of the Proxy Statement is incorporated herein by reference.


                     (b)                Not Applicable.


Item 5.                                 Plans or Proposals of the Issuer or Affiliate.
                                        ----------------------------------------------

                     (a) - (g)          The information set forth under the captions "The Reverse Stock Split -
                                        Certain Effects; Plans for the Company after The Reverse Stock Split" of the
                                        Proxy Statement is incorporated herein by reference.


Item 6.                                 Source and Amounts of Funds or Other Consideration.
                                        ---------------------------------------------------

                     (a) and (b)        The information set forth under the caption "The Reverse Stock Split -
                                        Expenses" of the Proxy Statement is incorporated herein by reference.


                     (c)                Not applicable.


                     (d)                Not Applicable


Item 7.                                 Purpose(s), Alternatives, Reasons and Effects.
                                        ----------------------------------------------

                     (a)-(d)            The information set forth under the captions "The Reverse Stock Split -
                                        Background; Going Private; Consideration of Alternatives to Reverse Stock
                                        Split; The Reverse Stock Split - Purpose; The Reverse Stock Split - Structure
                                        and Treatment of Cash Consideration; The Reverse Stock Split - Certain Effects"
                                        of the Proxy Statement is incorporated herein by reference.

Item 8.                                 Fairness of the Transaction
                                        ---------------------------

                     (a)                The information set forth under the captions "The Reverse Stock Split -
                                        Fairness; the Reverse Stock Split - Purpose" of the Proxy Statement is
                                        incorporated herein by reference.


                     (b)                The information set forth under the captions "The Reverse Stock Split -
                                        Fairness; The Reverse Stock Split - Purpose; The Reverse Stock Split -
                                        Background" of the Proxy Statement is incorporated herein by reference.


                     (c)                The information set forth under the caption "The Reverse Stock Split - Fairness"
                                        of the Proxy Statement is incorporated herein by reference.


                     (d)                The information set forth under the caption "The Reverse Stock Split - Fairness"
                                        of the Proxy Statement is incorporated herein by reference.


                     (e)                The information set forth under the caption "The Reverse Stock Split - Fairness;
                                        Recommendation of the Board of Directors and Affiliated Shareholders" of the
                                        Proxy Statement is incorporated herein by reference.


                     (f)                Not Applicable


Item 9.                                 Reports, Opinions, Appraisals and Certain Negotiations.
                                        -------------------------------------------------------

                     (a) and (b)        The information set forth under the caption "The Reverse Stock Split -
                                        Fairness" of the Proxy Statement is incorporated herein by reference.


                     (c)                The information set forth under the caption "The Reverse Stock Split - Exhibit
                                        B" of the Proxy Statement is incorporated herein by reference.


Item 10.                                Interest in Securities of the Issuer.
                                        -------------------------------------

                     (a) and (b)        The information set forth under the captions "Directors and Executive
                                        Officers; Security Ownership of Certain Beneficial Owners and Management" of
                                        the Proxy Statement is incorporated herein by reference.


Item 11.                                Contracts, Arrangements or Understandings with Respect to the Issuer's
                                        ----------------------------------------------------------------------
                                        Securities.
                                        -----------

                                        Not Applicable.


Item 12.                                Present Intention and Recommendation of Certain Persons with Regard to the
                                        --------------------------------------------------------------------------
                                        Transaction.
                                        ------------

                     (a) and (b)        The information set forth under the caption "The Reverse Stock Split -
                                        Recommendation of the Board of Directors and Affiliated Shareholders" of the
                                        Proxy Statement is incorporated herein by reference.


Item 13.                                Other Provisions of the Transaction.
                                        ------------------------------------

                     (a)                The information set forth under the captions "The Reverse Stock Split -
                                        Appraisal Rights; The Reverse Stock Split - Certain Effects" of the Proxy
                                        Statement is incorporated herein by reference.


                     (b)-(c)            Not Applicable


Item 14.                                Financial Information.
                                        ----------------------

                     (a)                The information set forth under the caption "Historical Consolidated Financial
                                        Information of the Company" of the Proxy Statement is incorporated herein by reference.


                     (b)                The information set forth under the caption "Pro Forma Consolidated Financial
                                        Information of the Company" is incorporated herein by reference.

Item 15.                                Persons and Assets Employed, Retained or Utilized.
                                        --------------------------------------------------

                     (a) and (b)        Not Applicable.


Item 16.                                Additional Information.
                                        -----------------------

                                        All of the information set forth in the Proxy Statement, including the
                                        Exhibits thereto, is incorporated hereby by reference.


Item 17.                                Material to be Filed as Exhibits.
                                        ---------------------------------

                     (a)                Not Applicable.


                     (b)                Report of Bonadio & Co., LLP is incorporated by reference from Exhibit B to the Proxy Statement filed as Exhibit (d)(1) hereto.


                     (c)                Not Applicable.


                     (d)(1)             Proxy Statement of Four Corners Financial Corporation for the Special Meeting
                                        of Stockholders to be held on March 26, 1999.


                     (d)(2)             Proxy Card


                     (e)                Not Applicable.


                     (f)                As of the date of this Statement, no written instruction, form or other material has been furnished to any person making the actual oral solicitation or other recommendation for such person's use, directly or indirectly in connection with the Rule 13e-3 transaction.

                                   SIGNATURE


         After due inquiry and to the best of my knowledge and belief, the undersigned, and each of them, certify that the information set forth in this statement is true, complete and correct.


                                     FOUR CORNERS FINANCIAL CORPORATION



DATE: __________________, 1999       By: /s/
                                        --------------------------------
                                            Bernard J. Iacovangelo,
                                            Secretary and Director


                                         /s/
                                        --------------------------------
                                         Frank B. Iacovangelo


                                         /s/
                                        --------------------------------
                                         Bernard J. Iacovangelo


                                         /s/
                                        --------------------------------
                                         Anthony M. Iacovangelo


                                         Wegman Building Associates


                                     BY: /s/
                                        --------------------------------
                                           Its Managing Partner

EXHIBIT INDEX
-------------



       EXHIBIT                     DESCRIPTION                         PAGE
       -------                     -----------                         ----


      99.17(a)           Not Applicable


      99.17(b)           Report of Bonadio & Co., LLP
                         incorporated by reference from
                         Exhibit B to the Proxy Statement
                         filed as Exhibit 99.17(d) (1)
                         hereto.

      99.17(c)           Not Applicable

      99.17(d)(1)        Proxy Statement

      99.17(d)(2)        Proxy Card

      99.17(e)           Not Applicable

      99.17(f)           None